Exhibit 10.11

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.

200500453-11412

[***] p1

LETTER AGREEMENT

This is a letter agreement {‘Letter Agreement’} entered into and between:

(1)	LIPOXEN TECHNOLOGIES LIMITED, a company registered in England and Wales with company number 03401495 having its registered office is at Suite 303, Hamilton House, Mabledon Place, London [ILLEGIBLE] and a place of business at 2 Royal College Street, London NW1 ONH, England (“Lipoxen”);

(2)	SERUM INSTITUTE OF INDIA LIMITED, a company incorporated under the Laws of India, having its principal place of business at S. No. 212/2, Off Soll Poonawalla Road, Hadapsar, Pune - 411 028, India (“SII”);

(3)	BAXTER HEALTHCARE CORPORATION, a Delaware Corporation having its principal place of business at One Baxter Parkway, Deerfield, Illinois 60015 (“BHC”); and

(4)	BAXTER HEALTHCARE SA, a corporation organized and existing under the laws of Switzerland and having its principle place of business being Hartistrasse 2, Postfach 8304, [ILLEGIBLE], Switzerland (“BHSA”).

WHEREAS, BHSA and BHC, both of which being referred to herein as ‘Baxter’, and Lipoxen have entered into an ‘Exclusive Research, Development and License Agreement dated August 15, 2005 (‘Baxter License’);

WHEREAS, Lipoxen and SII have entered into various agreements concerning [***]including a ‘Development and Manufacturing Agreement’ dated 2006 (‘Lipoxen/SII Agreements’);

WHEREAS, SII will benefit directly by [***] to Baxter and other CUSTOMERS, as defined in the Lipoxen/SII Agreements:

WHEREAS, Baxter is willing to exercise its option under the Baxter License to pursue the development and commercialization of various POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S), as defined in the Baxter

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License provided that it receives various assurances and commitments from SII and Lipoxen as more fully defined herein:

1)	SII and Lipoxen acknowledge and agree that pursuant to and during the term of the Baxter License, Lipoxen has agreed to work exclusively with Baxter in the development and commercialization of POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S) within the FIELD, all such terms as defined in the Baxter License, and that pursuant to the Lipoxen/SII Agreements has agreed not to provid or supply any third party [***] for use with the FIELD;

2)	SII and Lipoxen acknowledge and agree that pursuant to the Baxter License, Baxter will either directly or indirectly optain a supply of [***] as defined in the Baxter License, from SII;

3)	SII and Lipoxen acknowledge and agree that pursuant to the Baxter License that [***] within the FIELD as specifically defined in the Baxter License;

4)	SII and Lipoxen further acknowledge and agree that in light of these commitments and further to allow Baxter to exercise its option under the Baxter License that each company provides its assurances that neither shall knowingly whether directly or indirectly supply, manufacture for or provide any party or entity other than Baxter [***] for the making, using, selling or developing of any product within the FIELD, as set forth in the Baxter License;

5)	SII and Lipoxen further acknowledge and agree that in light of these commitments and further to allow Baxter to exercise its option under the Baxter License that each company provides its assurances that neither shall knowingly whether directly or indirectly provide any information pertaining to [***] to any party or entity other than Baxter for use within the FIELD and specifically shall not knowingly provide any information in support of any regulatory filing by any party or entity other than Baxter for the making, selling, using or developing of of any product within the FIELD, as set forth in the Baxter License, however it is clarified that this clause shall not apply to supply [***] outside the FIELD. SII can file the documents containing this information [***] with the Regulatory Authorities in order to obtain the manufacturing license.

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6)	SII and Lipoxen acknowledge and agree that pursuant to Article 4 of the Baxter License Lipoxen [***] to Baxter for use in the FIELD only, and Baxter is obligated to obtain the [***] from Lipoxen, excepting certain circumstances defined in the Baxter License; Such circumstance relates to Baxter’s right to to elect to [***] for use within the FIELD only after completion of the first PHASE 2 CLINICAL TRIAL.

7)	SII and Lipoxen also acknowledge and agree that pursuant to the Lipoxen/SII Agreements, and specifically the ‘Development and Manufacturing Agreement’ dated 2nd August 2006, Lipoxen [***] to Baxter as a CUSTOMER, as defined in such Agreement;

8)	SII and Lipoxen acknowledge and agree that in light of these commitments and further to induce Baxter to exercise its option under the Baxter License that each company provides it assurances that in the event Lipoxen is unable, unwilling or incapable of fulfilling its obligations under the Baxter License to supply Baxter with [***] for what ever reason, including but not limited to bankruptcy or insolvency, that in addition to the rights Baxter may have under the Baxter License, SII and Lipoxen agree that Baxter may obtain such supply from SII directly for terms similar to those agreed to between Baxter and Lipoxen byentering into a direct supply agreement with SII; and

9)	SII specifically acknowledges and agrees that in light of these commitments and further to induce Baxter to exercise its option under the Baxter License that SII gives its assurances to enter into an agreement [***] with Baxter for [***] in the event Lipoxen is unable, unwilling or incapable of fulfilling its obligations under the Baxter License to supply Baxter [***] for what ever reason, including but not limited to bankruptcy or insolvency.

Except as provided in this Letter Agreement all of the terms and conditions of the Baxter License and the Lipoxen/SII Agreements shall remain in full force and effect, and shall not be modified or altered except as provided herein.

All of the parties acknowledge that this Letter Agreement shall constitute a modification or alteration of some of the terms and conditions of the Baxter License and the Lipoxen/SII Agreements.

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All of the parties further acknowledge and agree that this Letter Agreement can be executed in more than one counterpart, each of which constitutes an original and all of which together shall constitute one enforceable agreement. For purposes of this Letter Agreement and any other document that is required to be delivered pursuant to this Letter Agreement, facsimiles of signatures shall be deemed to be original signatures. In addition, if any of the parties sign facsimile copies of this Letter Agreement, such copies shall be deemed originals.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Letter Agreement by signing below:

Signed:		Signed:
For and behalf of:		For and behalf of:
Lipoxen Technologies Limited		Baxter Healthcare SA

Signature:		Signature:
Name:	[ILLEGIBLE]	Name:	F.de Freine	R.Binggeli
Title:	CEO	Title:	Finance Director Baxter Healthcare SA	Director of Tax, Europe Baxter Healthcare SA
Date:	December 11, 2006	Date:		Dec. 13, 2006

Signed:		Signed:
For and behalf of:		For and behalf of:
[ILLEGIBLE] Institute of India Limited		Baxter Healthcare Corporation

Signature:		Signature:
Name:	[ILLEGIBLE]	Name:	[ILLEGIBLE]
Title:	Company Secretary	Title:	Corporate Vice President-President BioScience
Date:	11th December [ILLEGIBLE]	Date:	December 13, 2006